UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

SERVICE PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	SVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Service Properties Trust.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2023, on the recommendation of our Nominating and Governance Committee, our Board of Trustees ("Board") elected Rajan C. Penkar as an Independent Trustee of our Board with a term to expire at the Company's 2024 annual meeting and increased the size of our Board to eight Trustees. The Board appointed Mr. Penkar to serve on the Audit Committee and the Compensation Committee of the Board.

Mr. Penkar is the founder of Supply Chain Advisor Services, LLC, which provides e-commerce and omni-channel supply chain design and optimization services to retailers, and has served as its president since 2014. Mr. Penkar served as an independent director of TravelCenters of America Inc. from 2020 until it was acquired in May 2023. Mr. Penkar also served as a director of USA Truck Inc. from 2021 until it was acquired in 2022, and U.S. Concrete, Inc. from 2020 until it was acquired in 2021. From 2011 to 2014, Mr. Penkar served as senior vice president and president, supply chain for Sears Holding Corporation, an integrated retailer. In this position, Mr. Penkar was accountable for all aspects of the supply chain including global sourcing, retail and e-commerce distribution and fulfillment, global transportation, inventory management, and inside-the-home delivery and installation of appliances and big-ticket merchandise. Before joining Sears Holding Corporation, Mr. Penkar held various positions of increasing responsibility with United Parcel Service, Inc., or UPS, from 1987 to 2011, most recently serving as president, UPS Customer Solutions. Mr. Penkar holds a certificate in cybersecurity oversight from Carnegie Mellon University and the National Association of Corporate Directors.

Our Board concluded that Mr. Penkar is qualified to serve as an Independent Trustee in accordance with the requirements of The Nasdaq Stock Market LLC, the Securities and Exchange Commission and our governing documents. For his service as an Independent Trustee, Mr. Penkar will be entitled to the compensation we generally provide to our Independent Trustees. There is no arrangement or understanding between Mr. Penkar and any other person pursuant to which Mr. Penkar was selected as a Trustee. There are no transactions, relationships or agreements between Mr. Penkar and us that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

In connection with his election as an Independent Trustee, we entered into an indemnification agreement with Mr. Penkar, which agreement is on substantially the same terms as the indemnification agreements we have entered with our other Trustees and executive officers. We have previously filed a form of indemnification agreement entered into by our Trustees with us as Exhibit 10.9 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which form is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 13, 2023 the Board approved and adopted the Company’s Second Amended and Restated Bylaws (the “Amended Bylaws”). The Amended Bylaws address Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”) and certain technical updates.

Sections 2.14.1, 2.14.5 and 2.18 of the Amended Bylaws have been updated to address the Universal Proxy Rules, including (i) to update the procedures and information requirements for the nomination of persons, other than the Company’s nominees, for election to the Board of Trustees of the Company, pursuant to Rule 14a-19, (ii) to provide the chairperson of the meeting and the Board of Trustees the power to declare a nomination defective and to disregard such defective nomination if it is determined that a solicitation in support of nominees other than the Company’s was not conducted in compliance with Rule 14a-19 and (iii) to incorporate other technical changes in light of Rule 14a-19.

The foregoing summary description of the Amended Bylaws is not intended to be complete and is qualified in its entirety by reference to the complete text of the Amended Bylaws, a copy of which is included as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference. In addition, a marked copy of the Amended Bylaws indicating changes made to the Company’s bylaws as they existed immediately prior to the adoption of the Amended Bylaws is attached as Exhibit 3.4.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on June 12, 2023 (the “Annual Meeting”), the Company’s shareholders voted on the election of seven Trustees to the Board each for a one year term of office continuing until the Company’s 2024 annual meeting of shareholders and until her, his or their respective successor is duly elected and qualifies. The following persons were elected as Trustees and received the following votes:

Nominee	Votes For	Against	Abstain	Broker Non-Votes
Laurie B. Burns	114,097,273	4,770,027	91,251	15,803,152
Robert E. Cramer	86,859,107	32,003,180	96,264	15,803,152
Donna D. Fraiche	95,086,682	23,778,313	93,556	15,803,152
John L. Harrington	111,327,274	7,534,587	96,690	15,803,152
William A. Lamkin	109,862,199	9,000,461	95,891	15,803,152
John G. Murray	113,083,462	5,779,021	96,068	15,803,152
Adam D. Portnoy	81,608,362	37,205,315	144,874	15,803,152

The Company’s shareholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s 2023 Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
109,587,222	9,137,769	233,560	15,803,152

The Company’s shareholders also voted on a non-binding advisory vote on the frequency of future shareholder advisory votes to approve executive compensation. This proposal received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
117,380,660	207,061	1,219,825	151,005	15,803,152

Consistent with the shareholder vote, the Board has determined that it will hold a non-binding, advisory vote on the compensation paid to the Company’s named executive officers every year. The Board may, in its discretion, determine to change the frequency with which the Company holds this vote.

The Company’s shareholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2023 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
133,870,963	770,114	120,626	N/A

The results reported above are final voting results.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.3	Second Amended and Restated Bylaws of the Company, as of June 13, 2023

3.4	Second Amended and Restated Bylaws of the Company, as of June 13, 2023 (marked copy)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE PROPERTIES TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Date:  June 13, 2023